Supplement dated June 18, 2025 to the Prospectus and Summary Prospectus, dated May 1, 2025, as may be revised or supplemented from time to time, for the following fund:
NATIXIS VAUGHAN NELSON SELECT ETF
(the “Fund”)
Effective July 1, 2025, the Fund’s Board of Trustees approved a proposal to reduce the advisory fee rate from 0.70% to 0.66% and to reduce the sub‑advisory fee rate from 0.47% to 0.4425%.
Accordingly, the Annual Fund Operating Expenses table and the Example table within the section “Fund Fees & Expenses” are amended and restated as follows with respect to the Fund:
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

ETF
Management fees[1]	0.66%
Distribution and/or service (12b‑1) fees	0.00%
Other expenses	0.68%
Total annual fund operating expenses	1.34%
Fee waiver and/or expense reimbursement[2]	0.54%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.80%

[1]
The Fund’s operating expenses have been restated to reflect a reduction in management fees, effective as of July 1, 2025, as if reduction had been in effect during the fiscal year ended December 31, 2024. The information has been restated to better reflect anticipated expenses of the Fund.

[2]
Natixis Advisors, LLC (“Natixis Advisors” or the “Adviser”) has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 0.80% of the Fund’s average daily net assets, exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, and organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through April 30, 2028 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Adviser will be permitted to recover management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below both (1) the expense limitation ratio in place at the time such amounts were waived/reimbursed and (2) the Fund’s current applicable expense limitation ratio. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated (whether or not shares are redeemed), and also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the example is based on the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement assuming that such waiver and/or reimbursement will only be in place through the date noted above and on the Total Annual Fund Operating Expenses for the remaining periods. The example does not take into account brokerage commissions and other fees to financial intermediaries that you may pay on your purchases and sales of shares of the Fund. It also does not include the transaction fees on purchases and redemptions of creation units (“Creation Units”), because those fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
ETF	$82	$265	$579	$1,471

Supplement dated June 18, 2025 to the Statement of Additional Information, dated May 1, 2025, as may be revised or supplemented from time to time, for the following fund:
NATIXIS VAUGHAN NELSON SELECT ETF
(the “Fund”)
Effective July 1, 2025, the Fund’s Board of Trustees approved a proposal to reduce the Fund’s management fee rate on assets from 0.70% to 0.66%. The table regarding advisory fee rates within the sub‑section “Advisory Fees” in the section “Fund Charges and Expenses” is hereby amended and restated as follows with respect to the Fund:

Fund	Date of Agreement	Advisory Fee Payable by Fund (as a % of average daily net assets of the Fund)
Natixis Vaughan Nelson Select ETF	September 17, 2020, as amended July 1, 2025	0.66%
Effective July 1, 2025, Vaughan Nelson Investment Management, LP has reduced the sub‑advisory fee rate from 0.47% to 0.4425%.
Accordingly, the table regarding subadvisory fees within the sub‑section “Subadvisory Fees” in the section “Fund Charges and Expenses” is amended and restated as follows with respect to the Fund:

Fund	Subadviser	Date of Subadvisory Agreement	Subadvisory fee payable to Subadviser (as a % of average daily net assets of the Fund)
Natixis Vaughan Nelson Select ETF	Vaughan Nelson	September 17, 2020, as amended July 1, 2025	0.4425%